Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FIRST QUARTER 2009

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2a

	GAAP	Restructuring Costs (1)	Merger-Related Costs (2)	Adjustment Subtotal		Non-GAAP
Sales	$5,385.2			$—		$5,385.2

Materials and production	1,333.8	22.2		22.2		1,311.6

Marketing and administrative	1,632.9		6.6	6.6		1,626.3

Research and development	1,224.2	88.1		88.1		1,136.1

Restructuring costs	64.3	64.3		64.3		—

Equity income from affiliates	(585.8)			—		(585.8)

Other (income) expense, net	(67.2)		12.5	12.5		(79.7)

Income Before Taxes	1,783.0	(174.6)	(19.1)	(193.7)		1,976.7

Taxes on Income	327.2			(57.0	)(3)	384.2

Net Income	1,455.8			(136.7)		1,592.5

Less: Net Income Attributable to Noncontrolling Interests	30.8			—		30.8

Net Income Attributable to Merck & Co., Inc.	$1,425.0			$(136.7)		$1,561.7

Earnings per Common Share Assuming Dilution	$0.67			$(0.07)		$0.74 (4)

Average Shares Outstanding Assuming Dilution	2,109.2					2,109.2

Tax Rate	18.4%					19.4%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)	Amounts primarily include employee separation costs, as well as accelerated depreciation associated with facilities to be sold or closed.
(2)	Merger-related costs include transaction and integration costs associated with the merger.
(3)	Represents the estimated tax impact on the reconciling items.
(4)	The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $1,557.3 million for the first quarter of 2009.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FIRST QUARTER 2010

(AMOUNTS IN MILLIONS)

Table 3a

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect a full quarter of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

	Global			U.S.			International
	1Q10	Supp. Comb. Non-GAAP 1Q09	% Change	1Q10	Supp. Comb. Non-GAAP 1Q09	% Change	1Q10	Supp. Comb. Non-GAAP 1Q09	% Change
TOTAL SALES (1)	$11,422	$10,683	7	$4,998	$4,945	1	$6,424	$5,737	12

HUMAN HEALTH (2)	9,793	9,235	6	4,090	4,036	1	5,704	5,198	10
Bone, Resp., Imm., & Dermatology
Singulair	1,165	1,057	10	728	682	7	437	375	17
Remicade	674	518	30				674	518	30
Nasonex	320	306	4	155	158	-1	164	148	11
Fosamax	230	261	-12	25	41	-38	205	220	-7
Clarinex	174	174		49	59	-17	125	114	9
Propecia	100	103	-3	35	36	-2	64	67	-4
Arcoxia	95	81	17				95	81	17
Asmanex	51	49	4	49	46	5	2	3	-24

Cardiovascular
Zetia	534	510	5	281	310	-9	253	201	26
Vytorin	477	477		254	287	-11	222	191	17
Integrilin	70	76	-8	65	71	-9	5	5	5

Diabetes & Obesity
Januvia	511	411	24	354	313	13	157	98	60
Janumet	201	128	56	125	100	25	76	28	*

Infectious Disease
Isentress	232	148	57	111	75	48	121	73	65
PegIntron	186	216	-14	26	29	-11	161	187	-14
Primaxin	159	165	-3	35	30	16	124	134	-8
Cancidas	153	139	10	15	19	-19	138	120	15
Avelox	106	109	-3	101	105	-3	4	4	8
Invanz	75	62	21	38	33	15	37	29	29
Rebetol	56	66	-15				56	66	-15
Crixivan / Stocrin	52	49	5	3	3	-13	49	46	6

Mature Brands
Cozaar / Hyzaar	782	839	-7	291	304	-4	490	535	-8
Claritin Rx	124	132	-6				124	132	-6
Zocor	116	137	-16	10	8	19	106	129	-18
Vasotec / Vaseretic	59	77	-23				59	77	-23
Proscar	58	72	-19	2	1	14	57	71	-20
Proventil	57	54	6	56	53	5	1	1	*

Neurosciences & Ophthalmology
Maxalt	135	133	1	83	92	-10	52	41	27
Cosopt / Trusopt	115	121	-5	5	14	-61	109	107	2
Subutex / Suboxone	52	50	5				52	50	5
Remeron	51	50	2	1	2	-34	49	48	3

Oncology
Temodar	274	247	11	92	92		182	155	17
Emend	82	68	21	50	43	17	32	25	28
Caelyx	74	61	21				74	61	21
Intron A	54	54	1	30	27	13	24	27	-11

Vaccines
ProQuad, M-M-R II and Varivax	319	252	27	296	235	26	23	17	34
Gardasil	233	262	-11	156	179	-13	77	83	-8
Zostavax	95	75	27	95	75	27
RotaTeq	93	134	-31	74	124	-41	19	10	88
Pneumovax	51	41	25	40	30	35	11	11	-3

Women’s Health & Endocrine
Nuvaring	135	115	17	83	72	16	52	43	20
Follistim / Puregon	134	131	2	41	43	-4	93	88	5
Cerazette	55	39	39				55	39	39
Implanon	51	37	36	19	13	46	31	24	30

Other Human Health (3)	975	946	3	214	230	-7	761	716	6

ANIMAL HEALTH	709	621	14	140	145	-4	569	476	20

CONSUMER CARE (2)	379	384	-2	338	353	-4	41	31	30
Claritin OTC	110	149	-26	102	144	-29	8	5	51

Other Revenues (4)	542	443	22	431	411	5	110	32	*
Astra	364	356	2	364	356	2

*	≥ 100%
(1)	Individual products with first quarter 2010 sales of >$50M are shown. Supplemental combined 1Q09 sales reflect the then current foreign exchange rates.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)

Includes Human Health products with first quarter 2010 sales of <$50M. Other Vaccine sales included in Other Human Health were $55 million and $50 million on a global basis for first quarter 2010 and 2009, respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The Company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full quarter of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

MERCK & CO., INC.

HUMAN HEALTH GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

Table 3b

1Q10

TOTAL HUMAN HEALTH	$9,793

United States	4,090

Europe (1)	2,831

Japan	811

Latin America	694

Asia Pacific	587

Eastern Europe/Middle East Africa	404

Canada	337

Other	39

(1)	Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - SUPPLEMENTAL COMBINED NON-GAAP

FULL YEAR 2009

(AMOUNTS IN MILLIONS)

Table 3c

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect full quarters and a full year of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

	2009 - Supplemental Combined Non-GAAP
	1Q	2Q	3Q	4Q	Full Year
TOTAL SALES (1)	$10,683	$11,534	$11,531	$12,216	$45,964

HUMAN HEALTH (2)	9,235	9,956	10,101	10,805	40,098

Bone, Resp., Imm., & Dermatology
Singulair	1,057	1,257	1,085	1,260	4,660
Remicade	518	565	608	635	2,327
Nasonex	306	321	266	286	1,179
Fosamax	261	277	276	285	1,100
Clarinex	174	226	164	155	719
Propecia	103	106	109	123	440
Arcoxia	81	88	90	98	358
Asmanex	49	54	53	58	214

Cardiovascular
Zetia	510	556	563	614	2,244
Vytorin	477	532	525	577	2,112
Integrilin	76	73	74	72	295

Diabetes & Obesity
Januvia	411	462	491	558	1,922
Janumet	128	155	173	202	658

Infectious Disease
PegIntron	216	215	198	216	844
Isentress	148	172	197	234	752
Primaxin	165	160	168	196	689
Cancidas	139	149	155	175	617
Avelox	109	71	70	118	368
Invanz	62	71	73	88	293
Rebetol	66	67	64	57	254
Crixivan / Stocrin	49	56	49	52	206

Mature Brands
Cozaar / Hyzaar	839	906	861	955	3,561
Zocor	137	141	141	139	558
Claritin Rx	132	96	95	109	433
Vasotec / Vaseretic	77	76	73	85	311
Proscar	72	79	67	72	291
Proventil	54	56	59	56	225

Neurosciences & Ophthalmology
Maxalt	133	141	144	156	575
Cosopt / Trusopt	121	125	123	134	503
Remeron	50	50	74	60	234
Subutex / Suboxone	50	52	53	56	211

Oncology
Temodar	247	256	278	292	1,073
Emend	68	76	81	88	313
Caelyx	61	68	67	70	265
Intron A	54	67	56	54	231

Vaccines
ProQuad, M-M-R II and Varivax	252	322	462	333	1,369
Gardasil	262	268	311	277	1,118
RotaTeq	134	126	127	135	522
Pneumovax	41	47	130	128	346
Zostavax	75	42	84	76	277

Women’s Health & Endocrine
Follistim / Puregon	131	145	122	149	546
Nuvaring	115	129	131	135	511
Cerazette	39	46	49	53	187
Implanon	37	43	45	53	179

Other Human Health (3)	946	966	1,017	1,080	4,010

ANIMAL HEALTH	621	672	664	759	2,716

CONSUMER CARE (2)	384	381	283	232	1,281
Claritin OTC	149	108	85	63	406

Other Revenues (4)	443	524	483	420	1,870
Astra	356	386	340	332	1,414

(1)	Only select products are shown. Sales reflect the then current foreign exchange rates.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Care includes US and Canada consumer product sales.
(3)	Includes Human Health products not individually shown above. Other vaccines sales included in Other Human Health were $50M in 1Q09, $34M in 2Q09, $54M in 3Q09, and $50M in 4Q09, respectively.
(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The Company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full year of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

FIRST QUARTER

2010

Table 4

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	1Q10	1Q09
ASTRAZENECA LP	$124.9	$168.3
MERCK / SCHERING-PLOUGH (1)	—	290.9
Other (2)	12.6	126.6

TOTAL	$137.5	$585.8

(1)	Upon completion of the merger with Schering-Plough, the Merck/Schering-Plough partnership became wholly-owned by the Company.
(2)	Primarily reflects results for Merial Limited (which was disposed of on September 17, 2009), Sanofi Pasteur MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

	1Q10	1Q09
GARDASIL	$82.2	$164.1
OTHER VIRAL VACCINES	23.0	25.4
ROTATEQ	11.6	8.7
FLU VACCINES	10.4	—
HEPATITIS VACCINES	5.9	13.4
Other Vaccines	118.0	131.7

TOTAL SANOFI PASTEUR MSD SALES	$251.1	$343.3

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	1Q10	1Q09
INTEREST INCOME	$(12.0)	$(96.3)
INTEREST EXPENSE	181.2	60.7
EXCHANGE LOSSES	80.1	16.5
Other, net	(81.6)	(48.1)

TOTAL	$167.7	$(67.2)